                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2005



                         ARTESIAN RESOURCES CORPORATION
  -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                          000-18516                          51-0002090
  ------------------------------------  ------------------------------  ------------------------------------
    (State or other jurisdiction of              (Commission             (IRS Employer Identification No.)
             incorporation)                      File Number)


             664 Churchmans Road, Newark, Delaware                                       19702
  ------------------------------------------------------------           -----------------------------------
            (Address of principal executive offices)                                  (Zip Code)



Registrant's telephone number, including area code: 302-453-6900
                                                   --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 OTHER EVENTS.

On April 5, 2005, the Delaware Public Service Commission, the PSC, approved a rate increase for Artesian Water Company Inc., Artesian Water, in response to Artesian Water's February 5, 2004 rate request. In the February 2004 rate request, Artesian Water filed a petition with the PSC to implement new rates to meet a requested increase in revenue of 24%, or approximately $8.8 million on an annualized basis. The PSC, on March 16, 2004, suspended the implementation of the proposed new rates pending further investigation and public evidentiary hearings. Pending these hearings and a final ruling by the PSC, Artesian Water, as is permitted by law, placed a portion of the proposed rates into effect, in the form of the temporary rate increases, each under surety, in lieu of bond. On April 6, 2004, Artesian Water implemented a temporary rate increase designed to generate an increase in annual operating revenue of approximately 6.98%, or $2.5 million on an annualized basis, and on September 7, 2004, Artesian Water implemented an additional temporary rate increase designed to generate an additional increase of approximately 8.02%, for a total increase of 15%, or approximately $5.5 million on an annualized basis.

Pending review by Artesian Water of the final order by the PSC, determination will be reached as to the impact of the new rates on customer bills. Artesian Water currently expects that the rate increase will be approximately $4.4 million. Since customer overpayment has occurred as a result of the implementation of the temporary rates, such overpayment with interest will be applied to current and future customer bills once the impact of the new rates is determined.



CAUTIONARY STATEMENT

The statement in this Current Report on Form 8-K regarding the size of Artesian Water's rate increase is a forward-looking statement within the meaning of
Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. This statement involves risks and uncertainties that could cause our rate increase to differ materially from those projected, including the interpretation of the final order by the PSC. The forward-looking statement is based on our current beliefs and we undertake no obligation to update this cautionary statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ARTESIAN RESOURCES CORPORATION

Date:  April 11, 2005             By:  /s/ DAVID B. SPACHT
                                     -----------------------------------------
                                  David B. Spacht
                                  Vice President, Chief Financial Officer and
                                  Treasurer